                                                                    EXHIBIT 99.e

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                            CRICO OF VALLEY CREEK II
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1995

                  CRICO of Valley Creek II Limited Partnership

                               TABLE OF CONTENTS



                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                  3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES -
        INCOME TAX BASIS                                      5


     STATEMENT OF PROFIT AND LOSS -
        INCOME TAX BASIS                                      6


     STATEMENT OF PARTNERS' DEFICIT -
        INCOME TAX BASIS                                      8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS               9


     NOTES TO FINANCIAL STATEMENTS                           10

                 [ LETTERHEAD OF REZNICK FEDDER & SILVERMAN ]



                         INDEPENDENT AUDITORS' REPORT



To the Partners
CRICO of Valley Creek II
  Limited Partnership

     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of Valley Creek II Limited Partnership as of December 31, 1995, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of Valley Creek II Limited Partnership as of December 31, 1995, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

     The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership is in default of its mortgage loan agreement. In addition, the partnership has entered into a merger agreement which could significantly impact the partnership. These uncertainties raise substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                            /s/ REZNICK FEDDER & SILVERMAN


Bethesda, Maryland
January 29, 1996

                  CRICO of Valley Creek II Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1995



                                     ASSETS

 INVESTMENT IN REAL ESTATE
  Building                                                $8,594,998
  Personal property                                        1,121,319
                                                          ----------

                                                           9,716,317
  Less accumulated depreciation                            1,545,760
                                                          ----------

                                                           8,170,557
  Land                                                       124,335
                                                          ----------

                                                           8,294,892

  Tenants' security deposits, separately held
    in an interest-bearing account                            40,326
  Cash and investments held by bond                          179,392
                                                          ----------
    servicer
                                                           8,514,610

OTHER ASSETS
  Cash                                           $59,050
  Accounts receivable                                914
  Prepaid insurance                               15,339      75,303
                                                 -------  ----------

                                                          $8,589,913
                                                           =========

                                  LIABILITIES

  LIABILITIES APPLICABLE TO REAL ESTATE
  Mortgage payable                       $10,100,000
  Accrued interest payable                   707,343
                                         -----------

                                          10,807,343
  Tenants' security deposit
    liability                                 35,308
  Accrued mortgage servicing fee             152,552
                                         -----------
                                          10,995,203


OTHER LIABILITY
 Accounts payable                             19,101
                                         -----------


        Total liabilities                 11,014,304



PARTNERS' DEFICIT                         (2,424,391)
                                          -----------

                                         $ 8,589,913
                                          ==========


                       See notes to financial statements

STATEMENT OF PROFIT AND LOSS                                    U.S. Department of Housing and Urban Development
 - INCOME TAX BASIS                                             Office of Housing
                                                                Federal Housing Commissioner
                                                                OMB Approval No. 2502-0052(Exp. 8/31/92)

Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S.
Department of Housing and Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork
Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.

        For Month/Period        For Month/Period     Project Number:    Project Name:
           Beginning:                Ending:         HUD Project No.:

              1/1/95                 12/31/95                           CRICO of Valley Creek II
                                                                        Limited Partership
        ----------------        -----------------    ---------------    --------------------------------------
Part I  Description of Account                                          Account No.   Amount
--------------------------------------------------------------------------------------------------------------
                                                 5000 - REVENUE ACCOUNTS
        Rental Income - 5100

          Apartments or Member Carrying Charges (Coops)                   5120        $ 1,404,918
                                                                       -------        -----------
          Tenant Assistance Payments                                      5121
                                                                       -------        -----------
          Furniture and Equipment                                         5130        $     3,345
                                                                       -------        -----------
          Stores and Commercial                                           5140
                                                                       -------        -----------
          Garage and Parking Spaces                                       5170        $       528
                                                                       -------        -----------
          Flexible Subsidy Income                                         5180
                                                                       -------        -----------
          Miscellaneous (Specify) Storage                                 5190        $     3,723
                                                                       -------        -----------
          Total Rent Revenue   Potential at 100% Occupancy                                         $1,412,514
                                                                       -------        -----------  ----------
        Vacancies - 5200
          Apartments                                                      5220        $   (43,910)
                                                                       -------        -----------
          Furniture and Equipment                                         5230
                                                                       -------        -----------
          Stores and Commercial                                           5240
                                                                       -------        -----------
          Garage and Parking Spaces                                       5270
                                                                       -------        -----------
          Miscellaneous (Specify)                                         5290
                                                                       -------        -----------
          Total Vacancies                                                                          $  (43,910)
                                                                       -------        -----------  ----------
          Net Rental Revenue   Rent Revenue Less Vacancies                                         $1,368,604
                                                                       -------        -----------  ----------
        Elderly and Congregate Services Income - 5300
          Total Service Income (Schedule Attached)                        5300
                                                                       -------        -----------  ----------
        Financial Revenue - 5400
          Interest Income - Project Operations                            5410        $     1,589
                                                                       -------        -----------
          Income from Investments - Residual Receipts                     5430
                                                                       -------        -----------
          Income from Investments - Reserve for Replacement               5440        $     3,158
                                                                       -------        -----------
          Income from Investments - Miscellaneous Escrows                 5490        $     5,281
                                                                       -------        -----------
          Total Financial Revenue                                                                  $   10,028
                                                                       -------        -----------  ----------

        Other Revenue - 5900
          Laundry and Vending                                             5910        $    22,042
                                                                       -------        -----------
          NSF and Late Charges                                            5920        $     2,145
                                                                       -------        -----------
          Damages and Cleaning Fees                                       5930
                                                                       -------        -----------
          Forfeited Tenant Security Deposits                              5940        $     8,689
                                                                       -------        -----------
          Other Revenue (Specify) (See Note D)                            5990        $    20,609
                                                                       -------        -----------
          Total Other Revenue                                                                      $   53,485
                                                                       -------        -----------  ----------
          Total Revenue                                                                            $1,432,117
                                                                       -------        -----------  ----------
        Administrative Expenses - 6200/6300

          Advertising                                                     6210        $    25,727
                                                                       -------        -----------
          Other Renting Expenses (See Note D)                             6250        $     5,927
                                                                       -------        -----------
          Office Salaries                                                 6310        $    24,556
                                                                       -------        -----------
          Office Supplies                                                 6311        $     9,602
                                                                       -------        -----------
          Office or Model Apartment Rent                                  6312        $     3,643
                                                                       -------        -----------
          Management Fee Incentive Management Fee $6,752                  6320        $    59,658
                                                                       -------        -----------
          Manager or Superintendent Salaries                              6330        $    13,037
                                                                       -------        -----------
          Manager or Superintendent Rent Free Unit                        6331        $     6,505
                                                                       -------        -----------
          Legal Expenses (Project)                                        6340        $        62
                                                                       -------        -----------
          Auditing Expenses (Project)                                     6350        $     5,750
                                                                       -------        -----------
          Bookkeeping Fees/Accounting Services                            6351
                                                                       -------        -----------
          Telephone and Answering Services                                6360        $     5,337
                                                                       -------        -----------
          Bad Debts                                                       6370        $     1,369
                                                                       -------        -----------
          Miscellaneous Administrative Expenses (See Note D)              6390        $    10,026
                                                                       -------        -----------
          Total Administrative Expenses                                                           $  171,199
                                                                       -------        -----------  ----------
        Utilities Expense - 6400
          Fuel Oil/Coal                                                   6420
                                                                       -------        -----------
          Electricity                                                     6450        $    18,425
                                                                       -------        -----------
          Water                                                           6451        $     5,540
                                                                       -------        -----------
          Gas                                                             6452        $    36,894
                                                                       -------        -----------
          Sewer                                                           6453        $    13,592
                                                                       -------        -----------
          Total Utilities Expense                                                                  $   74,451
                                                                       -------        -----------  ----------

* All amounts must be rounded to the nearest dollar, $.50 and over, round up - $.49 and below, round down

                                  Page 1 of 2              Form HUD-92410 (7/91)

        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510    $     37,978
                                                                     ---------  ------------
          Janitor and Cleaning Supplies                                 6515    $      1,390
                                                                     ---------  ------------
          Janitor and Cleaning Contract                                 6517    $      3,139
                                                                     ---------  ------------
          Exterminating Payroll/Contract                                6519    $        714
                                                                     ---------  ------------
          Exterminating Supplies                                        6520
                                                                     ---------  ------------
          Garbage and Trash Removal                                     6525    $     11,672
                                                                     ---------  ------------
          Security Payroll/Contract                                     6530    $      1,782
                                                                     ---------  ------------
          Grounds Payroll                                               6535
                                                                     ---------  ------------
          Grounds Supplies                                              6536
                                                                     ---------  ------------
          Grounds Contracts                                             6537    $     10,142
                                                                     ---------  ------------
          Repairs Payroll                                               6540    $     16,979
                                                                     ---------  ------------
          Repairs Material                                              6541    $     11,616
                                                                     ---------  ------------
          Repairs Contract                                              6542    $      3,798
                                                                     ---------  ------------
          Elevator Maintenance/Contract                                 6545    $      4,604
                                                                     ---------  ------------
          Heating/Cooling Repairs Maintenance                           6546    $        969
                                                                     ---------  ------------
          Swimming Pool Maintenance/Contract                            6547    $        750
                                                                     ---------  ------------
          Snow Removal                                                  6548    $      2,408
                                                                     ---------  ------------
          Decorating Payroll/Contract                                   6560
                                                                     ---------  ------------
          Decorating Supplies                                           6561    $     11,679
                                                                     ---------  ------------
          Other                                                         6570    $        564
                                                                     ---------  ------------
          Miscellaneous Operating & Maintenance Expenses                6590    $        475
                                                                     ---------  ------------   ----------
          Total Operating & Maintenance Expenses                                               $  120,659
                                                                     ---------  ------------   ----------
        Taxes and Insurance - 6700
          Real Estate Taxes (See Note D)                                6710    $    245,706
                                                                     ---------  ------------
          Payroll Taxes (FICA)                                          6711    $     12,616
                                                                     ---------  ------------
          Miscellaneous Taxes, Licenses and Permits                     6719    $      2,000
                                                                     ---------  ------------
          Property and Liability Insurance (Hazard)                     6720    $     15,777
                                                                     ---------  ------------
          Fidelity Bond Insurance                                       6721
                                                                     ---------  ------------
          Workmen's Compensation                                        6722    $      2,984
                                                                     ---------  ------------
          Health Insurance & Other Employee Benefits                    6723    $      5,910
                                                                     ---------  ------------
          Other Insurance (Specify)                                     6729
                                                                     ---------  ------------   ----------
          Total Taxes and Insurance                                                            $  284,993
                                                                     ---------  ------------   ----------

        Financial Expenses - 6800
          Interest on Bonds Payable                                     6810    $    919,100
                                                                     ---------  ------------
          Interest on Mortgage Payable                                  6820
                                                                     ---------  ------------
          Interest on Notes Payable (Long-Term)                         6830
                                                                     ---------  ------------
          Interest on Notes Payable (Short-Term)                        6840
                                                                     ---------  ------------
          Mortgage Insurance Premium/Service Charge                     6850    $     63,125
                                                                     ---------  ------------
          Financial Expenses -- Security Deposit Interest               6890    $      1,492
                                                                     ---------  ------------
          Total Financial Expenses                                                             $  983,717
                                                                     ---------  ------------   ----------

        Elderly and Congregate Service Expenses -- 6900
          Total Service Expenses - Schedule Attached                    6900
                                                                     ---------  ------------   -----------
          Total Cost of Operations Before Depreciation                                         $1,635,019
                                                                     ---------  ------------   ----------
          Profit (Loss) Before Depreciation                                                    $ (202,902)
                                                                     ---------  ------------   ----------
          Depreciation (Total) - 6600 (Specify)                         6600                      507,893
                                                                     ---------  ------------   ----------
          Operating Profit or (Loss)                                                           $ (710,795)
                                                                     ---------  ------------   ----------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110
                                                                     ---------  ------------
          Legal Expenses (Entity)                                       7120
                                                                     ---------  ------------
          Taxes (Federal-State-Entity)                                 7130-32
                                                                     ---------  ------------
          Other Expenses (Entity)                                       7190

          Amortization                                                  7190
                                                                     ---------  ------------
          Total Corporate Expenses
                                                                     ---------  ------------   ----------
          Net Profit or (Loss)                                                                 $ (710,795)
                                                                     ---------  ------------   ----------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729, 3802

Miscellaneous or other Income & Expense Sub-account Groups. If miscellaneous or other and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729,
6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.


Part II

1. Total principal payments required under the mortgage even if payments under a Workout Agreement are less or more than those required under the mortgage.

                                                                      $     N/A

2. Replacement Reserve deposits required by the Regulatory Agreement or Amendment thereto, even if payments may be temporarily suspended or waived.

                                                                      $      N/A

3. Replacement or Painting Reserve releases which are included as expense items on this Profit and Loss statement.

                                                                      $      N/A
4. Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as expense items on this Profit and Loss statement.

                                                                      $      N/A

                                  Page 2 of 2                 Form HUD-92410

                       See notes to financial statements

                  CRICO of Valley Creek II Limited Partnership

               STATEMENT OF PARTNERS' DEFICIT -  INCOME TAX BASIS

                          Year ended December 31, 1995



Partners' deficit, beginning                    $(1,713,596)

Net loss                                           (710,795)
                                                 ----------

Partners' deficit, end                          $(2,424,391)
                                                 ==========



                       See notes to financial statements

                  CRICO of Valley Creek II Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1995

Cash flows from operating activities
  Net loss                                             $(710,795)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                         507,893
    Tenants' security deposits - net                      (4,496)
    Increase in accounts receivable - tenants               (445)
    Decrease in cash and investments held by bond
      servicer                                             6,098
    Increase in prepaid insurance                         (4,675)
    Increase in accrued interest                         196,737
    Decrease in accounts payable - operations             (5,645)
    Increase in accrued mortgage servicing fee            63,125
                                                       ---------

          Net cash provided by operating activities       47,797
                                                       ---------
Cash flows from investing activities
  Increase in cash and investments held by bond
    servicer                                             (18,180)
  Acquisition of personal property                       (23,134)
                                                       ---------

          Net cash used in investing activities          (41,314)
                                                       ---------

Cash flows from financing activities
  Payments of special assessments payable                (20,005)
                                                       ---------

          Net cash used in financing activities          (20,005)
                                                       ---------

          NET DECREASE IN CASH                           (13,522)

Cash, beginning                                           72,572
                                                       ---------

Cash, end                                               $ 59,050
                                                        ========

Supplemental disclosure of cash flow information
  Cash paid during the year for interest
    which includes base interest of $722,363            $723,855
                                                        ========

  Detail of acquisition of personal property paid
    Security monitoring cameras                          $11,301
    Carpets                                               11,833
                                                          ------

                                                         $23,134
                                                          ======

                       See notes to financial statements

                  CRICO of Valley Creek II Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1995



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

The partnership was formed as a limited partnership under the laws of the State of Minnesota on December 26, 1990, for the purpose of constructing, owning and operating a rental housing project. The project consists of 177 units located in the City of Woodbury, Minnesota and operates under the name of Valley Creek II Apartments.

Income Tax Basis of Accounting
------------------------------

The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized when received.

    Rental Property
    ---------------

Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by using the straight-line and declining-balance methods.

  Income Taxes
  ------------

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Provision for Doubtful Accounts
  -------------------------------

The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

Rental Income
-------------

Rental income is recognized as rentals become due. Rents received in advance are recognized when received. All leases between the partnership and tenants of the property are operating leases.

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1995


NOTE B - GOING CONCERN

The accompanying financial statements have been prepared assuming the partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. The partnership's lender, Capital Realty Investors Tax Exempt Fund III Limited Partnership ("CRITEF"), has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage.

CRITEF entered into a merger agreement, subject to shareholder approval, with Watermark III Partners, L.P. as of September 11, 1995, as amended on January 31, 1996. Capital Apartment Properties, Inc. ("CAPREIT"), who is the general partner of Watermark III Partners, L.P., may therefore pursue one of the following scenarios:

  . The current partnership structure would be preserved and all of the partnership interests would be transferred to CAPREIT.

     or

  . The current partnership structure would be preserved and CAPREIT would replace the 1 percent general partner while leaving the 99 percent limited partner in place.

     or

  . The current partnership structure would be collapsed and all of the assets and liabilities of the partnership would be assumed by CAPREIT or one of its subsidiaries.

Consequently, there is substantial doubt about the partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustment that might result should the partnership be unable to continue as a going concern.

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1995

NOTE C - RELATED PARTY TRANSACTIONS

The general partner of the partnership, CRICO of Valley Creek II, Inc., a Delaware corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project. On January 1, 1992, CRICO of Iona, Inc. assigned its limited partner interest in the partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

Cash and Investments Held by Bond Servicer
------------------------------------------

  1.  Mortgage Escrow
      ---------------

The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes, special assessments and insurance premiums to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party to the general partner of the partnership. Effective July 1, 1995, CRIIMI Mae Services Limited Partnership ("CMSLP") acquired the rights to service the mortgage from CRICO Mortgage Company. On July 1, 1995, all of the unpaid mortgage servicing fees accrued through June 30, 1995 were transferred to CRI, Inc., an affiliate of the partnership's general partner. The owners of CRI, Inc. are the shareholders of the partnership's general partner. In addition, the owners of CRI, Inc. are the directors and are officers of the general partner of CMSLP and CRIIMI Mae Management, Inc. (a wholly-owned subsidiary of CRIIMI Mae Inc., a publicly held corporation).

  2.  Reserve for Replacements
      ------------------------

The partnership is required to make monthly deposits to the reserve for replacement account maintained by the servicer. The fund is to be used for the replacement of project assets. The required annual deposit into the reserve for replacement account is $26,550 for 1995 and each year thereafter until such time as the balance in the reserve equaled or exceeded $265,500. Thereafter, no monthly deposits are required unless the balance falls below $265,500.

At December 31, 1995, cash and investments held by the bond servicer consist of the following:
                                     Reserve
                          Mortgage      for
                           escrow   replacements   Total
                          --------  ------------  --------

    Balance, beginning    $ 78,484       $88,826  $167,310
    Deposits               274,800        26,556   301,356
    Interest income          5,281         3,158     8,439

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1995

NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  2.  Reserve for Replacements (Continued)
      ------------------------

                                        Reserve
                          Mortgage        for
                           escrow    replacements     Total
                         ----------  -------------  ----------
    Withdrawals:
      Service charges          (16)          (238)       (254)
      Taxes               (251,377)             -    (251,377)
      Insurance            (20,452)             -     (20,452)
    Tax appeal fee         (14,334)             -     (14,334)
    Other withdrawals            -        (11,296)    (11,296)
                         ---------       --------   ---------

                         $  72,386       $107,006   $ 179,392
                         =========       ========   =========
  Mortgage Payable
  ----------------

Financing has been provided to the partnership through the issuance of tax-exempt bonds by the City of Woodbury, Minnesota, in the total amount of $10,100,000, which are evidenced by a mortgage loan agreement with Capital Realty Investors Tax Exempt Fund III, Limited Partnership (CRITEF), the bondowner, a related party. The maturity date of the mortgage is July 1, 2000. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

The mortgage note provides for base interest payable at the rate of 9.10% per annum through the maturity date. Primary contingent interest is payable each quarter, at the rate of 1.5% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 5.4% per annum, out of 60% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership.

As of December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage.

Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, accrued base interest was $707,343. Interest accrues on the unpaid base interest at a compounded rate of 9.1%.

                 CRICO of Valley Creek II Limited Partnership

                               December 31, 1995


NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

During the year ended December 31, 1995, the partnership recorded the base interest and did not record interest accrued on the unpaid base interest of $55,961, primary contingent interest of $151,500, and supplemental contingent interest of $545,400. At December 31, 1995, interest accrued on the unpaid base interest of $89,244, primary and supplemental contingent interest of $3,832,950, construction period deferred base interest at $339,184 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1995 is as follows:

                                                Currently
                                     Deferred    payable      Total
                                    ----------  ----------  ----------
     Base interest                  $        -  $ 919,100   $  919,100
     Interest on interest               55,961          -       55,961
     Primary contingent interest       151,500          -      151,500
     Supplemental contingent
       interest                        545,400          -      545,400
                                    ----------  ---------   ----------

     Total interest incurred           752,861    919,100   $1,671,961
                                                            ==========

     Accrued interest, beginning     3,508,517    510,606

     Interest paid                           -   (722,363)
                                    ----------   ----------

     Accrued interest, ending       $4,261,378  $ 707,343
                                    ==========  =========

Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1995


NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the mortgagee.

The partnership is required to pay the servicer a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is paid monthly on each base interest payment date. Any unpaid fees shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, the amount payable to CRIIMI Mae Services Limited Partnership and CRI, Inc. is $31,562 and $120,990, respectively. During 1995, $63,125 was charged to operations.

  Management Agreement
  --------------------

CRICO Management of Minnesota, Inc., a related party to the general partner of the partnership, managed the property through January 31, 1994. Effective February 1, 1994, the property management responsibilities were assigned from CRICO Management of Minnesota, Inc. to CAPREIT Residential Corporation, an unrelated entity. Management fees are payable to CAPREIT Residential Corporation at the same rate and same terms as under the agreement with CRICO Management of Minnesota, Inc.

Management fees are equal to 3.75% of Gross Revenues received, as defined. The management agent is eligible to receive an incentive bonus of .5% of Gross Revenues if conditions, as outlined in the agreement, are met. For the year ended December 31, 1995, management fees totalling $52,906 were charged to operations. Incentive management fees of $563 and $6,189 were paid to CRICO Management of Minnesota, Inc. and CAPREIT Residential Corporation, respectively. At December 31, 1995, $4,307 is included in accounts payable for management fees.

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1995


NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Other Receivables
  -----------------

CRICO of Valley Creek I Limited Partnership is an affiliate of the partnership and owns a complex known as Valley Creek Apartments, Phase I. Both the Project and Valley Creek Apartments, Phase I, are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. At December 31, 1995, $363 was due from Phase I.

NOTE D - SCHEDULES TO SUPPORT HUD STATEMENT OF PROFIT AND LOSS

Other revenue include the following:

          Corporate unit income     $9,984
          Application fees           3,840
          Bad debt collections       1,336
          Other                      5,449
                                    ------
                                   $20,609
                                    ======


Miscellaneous administrative expenses include the following:

          Employee relations                     $ 2,407
          Corporate unit expense                   6,886
          Miscellaneous administrative               733
                                                 -------

                                                 $10,026
                                                 =======

Other renting expenses include the following:

          Resident retention                     $ 5,514
          Rental concessions                         413
                                                 -------
                                                  $5,927
                                                   =====

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1995



NOTE D - SCHEDULES TO SUPPORT HUD STATEMENT OF PROFIT AND LOSS
         (Continued)
Real estate taxes include the following:

          Real estate tax                  $240,802
          Tax appeal fee                     14,334
          Interchange improvement             5,841
          Special assessment adjustment     (15,271)
                                           --------
                                           $245,706
                                            =======